Exhibit 99.2

Ramaco Resources, Inc. Announces Plan to Issue New Tracking Stock

Company Release – May 11, 2022

LEXINGTON, KY – (PR NEWSWIRE) – Ramaco Resources, Inc. (NASDAQ: METC) (“Ramaco Resources” or the “Company”) announced today that its board of directors has authorized management to pursue an issuance of a new class of common stock of the Company, which is expected to receive a dividend based on the financial performance of a portion of the assets it recently acquired through its Ramaco Coal acquisition. In connection with the creation of the new tracking stock, record holders of the Company’s common stock would receive shares of the tracking stock as a distribution.

Ramaco Resources intends to attribute to the tracking stock the assets related to the Company’s metallurgical coal royalty interests, intellectual property and licensing arrangements related to advanced carbon products and materials and the reserve interest and permit rights related to the Brook Mine in Sheridan, Wyoming. The Company intends to refer to this new business line as “Core Resources”, signifying its focus on carbon ore and rare earth elements. The creation of the new tracking stock is subject to various conditions, including the requisite approval of the holders of the Company’s common stock at a stockholders’ meeting and the receipt of the opinion of tax counsel. Ramaco Resources expects to complete the creation of the new tracking stock in the second half of 2022.

The record date, the distribution date and the stockholder meeting date will be announced at a later date.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The tracking stock may only be distributed pursuant to an effective registration statement. The Company’s stockholders and other investors are urged to read the registration statement to be filed with the SEC, because it will contain important information about the issuance of shares of the proposed tracking stock. Copies of the Company’s SEC filings are available free of charge on the SEC’s website at www.sec.gov.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this news release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Ramaco Resources’ expectations or beliefs concerning guidance, future events, anticipated revenue, costs and expectations regarding operating results, and it is possible that the results described in this news release will not be achieved. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of Ramaco Resources’ control, which could cause actual results to differ materially from the results discussed in the forward-looking statements. These factors include, without limitation, the creation of the tracking stocks and the ability of Ramaco Resources to realize the expected benefits of these transactions, risks related to the impact of the COVID-19 global pandemic, unexpected delays in our current mine development activities, failure of our sales commitment counterparties to perform, increased government regulation of coal in the United States or internationally, or further decline of demand for coal in export markets and underperformance of the railroads. Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, Ramaco Resources does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for Ramaco Resources to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements found in Ramaco Resources’ filings with the SEC, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The risk factors and other factors noted in Ramaco Resources’ SEC filings could cause its actual results to differ materially from those contained in any forward-looking statement.

About Ramaco Resources, Inc.

Ramaco Resources, Inc. (NASDAQ:METC) is an operator and developer of high-quality, low-cost metallurgical coal in central and southern West Virginia, southwestern Virginia, and southwestern Pennsylvania. For more information about us, please visit our website at www.ramacoresources.com.

Contact:

Phone: 859-244-7455

E-mail: info@ramacocoal.com

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